Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Vernal Capital Acquisition Corp. (the “Company”) for the quarterly period ended July 31, 2026, as filed with the Securities and Exchange Commission (the “Report”), I, Jun Du, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: September 10, 2026	By:	/s/ Jun Du
	Name:	Jun Du
	Title:	Chief Executive Officer and Chairman
(Principal Executive Officer)